EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                      RIG STATUS REPORT AS OF JULY 6, 2004


  Rig Name                         WD         Design                   Location             Status*                   Operator
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
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                       3,500'    Victory Class                 GOM              Contracted                  SDC/Pogo
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Ocean Star                        5,500'    Victory Class                 GOM              Contracted                 Kerr-McGee
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Ocean America                     5,500'    Ocean Odyssey                 GOM              Contracted                   Mariner
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Ocean Valiant                     5,500'    Ocean Odyssey                 GOM              Contracted                     ENI
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Ocean Victory                     5,500'    Victory Class                 GOM                 Idle                       DODI
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Ocean Confidence                  7,500'    DP Aker H-3.2                 GOM              Contracted                     BP
                                            Modified
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
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Ocean Concord                     2,200'    F&G SS-2000                   GOM                 Idle                       DODI

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Ocean Lexington                   2,200'    F&G SS-2000                   GOM              Contracted              Walter Oil & Gas
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Ocean Saratoga                    2,200'    F&G SS-2000                   GOM              Contracted                    LLOG
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DOMESTIC JACKUPS (11)
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Ocean Crusader                     200'     Mat Cantilever                GOM              Contracted                Stone Energy
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Ocean Drake                        200'     Mat Cantilever                GOM              Contracted                  ADTI/CMI
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Ocean Champion                     250'     Mat Slot                      GOM                 Idle                       DODI
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Ocean Columbia                     250'     Independent Leg               GOM              Contracted                 Kerr-McGee
                                            Cantilever
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Ocean Spartan                      300'     Independent Leg               GOM              Contracted                    LLOG
                                            Cantilever
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Ocean Spur                         300'     Independent Leg               GOM              Contracted           Houston Exploration
                                            Cantilever
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Ocean King                         300'     Independent Leg               GOM              Contracted                  SDC/Devon
                                            Cantilever
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Ocean Nugget                       300'     Independent Leg               GOM               Standby                      DODI
                                            Cantilever
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Ocean Summit                       300'     Independent Leg               GOM              Contracted                    LLOG
                                            Cantilever
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Ocean Warwick                      300'     Independent Leg               GOM              Contracted                 Kerr-McGee
                                            Cantilever
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Ocean Titan                        350'     Independent Leg               GOM              Contracted                Stone Energy
                                            Cantilever
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Ocean Tower                        350'     Independent Leg               GOM              Contracted                EOG Resources
                                            Cantilever
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                                       1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
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Ocean Ambassador                  1,100'    Bethlehem SS-2000             GOM              Contracted                    PEMEX
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Ocean Whittington                 1,500'    Aker H-3                      GOM              Contracted                    PEMEX
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Ocean Worker                      3,500'    F&G 9500 Enhanced             GOM              Contracted                    PEMEX
                                            Pacesetter
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Ocean Yorktown                    2,850'    F&G SS-2000                   GOM              Contracted                    PEMEX
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AFRICA
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Ocean Nomad                       1,200'    Aker H-3                     Gabon             Contracted                Vaalco/SASOL
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NORTH SEA
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Ocean Guardian                    1,500'    Earl & Wright Sedco        North Sea           Contracted                    Shell
                                            711 Series
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Ocean Princess                    1,500'    Aker H-3                   North Sea           Contracted                  Talisman
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Ocean Vanguard                    1,500'    Bingo 3000                 North Sea           Contracted                  Talisman
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AUSTRALASIA
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Ocean Bounty                      1,500'    Victory Class             New Zealand          Contracted                    STOS
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Ocean Patriot                     1,500'    Bingo 3000                 Under tow       Mobe to Australia                 DODI
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Ocean Epoch                       1,640'    Korkut                     Australia           Contracted                   Santos
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Ocean General                     1,640'    Korkut                      Vietnam            Contracted                    PVE&P
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Ocean Baroness                    7,000'    Victory Class              Indonesia           Contracted                   Unocal
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Ocean Rover                       7,000'    Victory Class              Malaysia            Contracted                Amerada Hess
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                                       2

BRAZIL
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Ocean Yatzy                       3,300'    DP DYVI Super Yatzy         Brazil             Contracted                  Petrobras
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Ocean Winner                      3,500'    Aker H-3                    Brazil             Contracted                  Petrobras
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Ocean Alliance                    5,000'    Alliance Class              Brazil             Contracted                  Petrobras
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                     7,500'    DP Fluor/Mitsubishi         Brazil             Contracted                  Petrobras
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INTERNATIONAL JACKUPS (2)
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Ocean Sovereign                    250'     Independent Leg            Indonesia           Contracted                Amerada Hess
                                            Cantilever
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Ocean Heritage                     300'     Independent Leg             Ecuador            Contracted                Noble Energy
                                            Cantilever
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COLD STACKED (5)
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Ocean Liberator                    600'     Aker H-3                   S. Africa          Cold Stacked                   DODI
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Ocean Endeavor                    2,000'    Victory Class                 GOM             Cold Stacked                   DODI
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Ocean Voyager                     3,200'    Victory Class                 GOM             Cold Stacked                   DODI
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Ocean New Era                     1,500'    Korkut                        GOM             Cold Stacked                   DODI
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NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods;
however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


  Rig Name                                              Current Term                 Dayrate (000s)           Start Date
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
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                                               one well                     high 30's            early July 2004
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Ocean Star                                       first of three wells plus              low 60's            early June 2004
                                                          option
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Ocean America                                    second of three wells plus             mid 70's             mid June 2004
                                                          option
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Ocean Valiant                                    second of three wells plus            high 50's            late Dec. 2003
                                                         option
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Ocean Victory                                                 -                            -                       -
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Ocean Confidence                                       five-year term                    170's              early Jan. 2001
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
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Ocean Concord                                                 -                            -                       -
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Ocean Lexington                                    one well plus option               high 40's            late March 2004
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Ocean Saratoga                                    one well extension plus               low 40's            late June 2004
                                                          option
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DOMESTIC JACKUPS (11)
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Ocean Crusader                                   second of two wells plus              high 20's             mid May 2004
                                                          option
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Ocean Drake                                         one well plus option               high 20's            late June 2004
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Ocean Champion                                                -                            -                       -

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Ocean Columbia                                            one well                      low 30's             late May 2004
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Ocean Spartan                                             one well                      low 30's             mid May 2004
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Ocean Spur                                                one well                     high 30's            late June 2004
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Ocean King                                          one well plus option                mid 30's             mid May 2004
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Ocean Nugget                                                  -                            -                       -
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Ocean Summit                                       three wells plus option              mid 30's             mid May 2004
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Ocean Warwick                                             one well                      mid 30's            late June 2004
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Ocean Titan                                          second of two wells                low 40's            late March 2004
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Ocean Tower                                         one well plus option                mid 30's             late May 2004
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                                        1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
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Ocean Ambassador                                     four year term work                mid 50's            late July 2003
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Ocean Whittington                                    four year term work                low 60's            late July 2003
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Ocean Worker                                         four year term work               high 60's             mid Aug. 2003
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Ocean Yorktown                                       four year term work                mid 40's            late Oct. 2003
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AFRICA
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Ocean Nomad                                        first of three wells plus            high 40's            early May 2004
                                                            option
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NORTH SEA
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Ocean Guardian                                            one year                     high 40's            late March 2004
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Ocean Princess                                     second of two wells plus             low 50's             mid Feb. 2004
                                                            option
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Ocean Vanguard                                            one well                      low 60's            late June 2004
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AUSTRALASIA
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Ocean Bounty                                        one well plus option                low 70's             late May 2004
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Ocean Patriot                                                 -                            -                       -
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Ocean Epoch                                           Exeter/Mutineer                   mid 60's             mid Jan. 2004
                                                   development plus option
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Ocean General                                      five completion options              mid 50's             mid June 2004
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Ocean Baroness                                         180 day option                    110's              late April 2004
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Ocean Rover                                       first of two wells plus 11           high 110's           late June 2004
                                                           options
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                                       2

BRAZIL
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Ocean Yatzy                                           700 day extension                 mid 70's            early Nov. 2003
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Ocean Winner                                          700 day extension                 mid 50's           early April 2004
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Ocean Alliance                                       four-year contract                  110's             early Sept. 2000
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                                         700 day extension                low 100's            early Jan. 2003
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INTERNATIONAL JACKUPS (2)
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Ocean Sovereign                                     two wells plus two option          high 30's           early April 2004
                                                             wells
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Ocean Heritage                                      third of three wells plus           mid 50's             mid Feb. 2004
                                                            options
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COLD STACKED (5)
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Ocean Liberator                                               -                            -                       -
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Ocean Endeavor                                                -                            -                       -
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Ocean Voyager                                                 -                            -                       -
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Ocean New Era                                                 -                            -                       -
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NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods;
however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


  Rig Name                          Est. End Date         Future Contract and Other Information
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
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
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Ocean Quest                        early Aug. 2004        available; actively marketing.
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Ocean Star                          late Aug. 2004        available; actively marketing.
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Ocean America                       late Nov. 2004        available; actively marketing.
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Ocean Valiant                     early Sept. 2004        available; actively marketing.
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Ocean Victory                             -               available; actively marketing.
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Ocean Confidence                   early Jan. 2006        available; actively marketing.
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DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
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Ocean Concord                             -               Approximately 120 days maintenance beginning early June and ending early Oct. 2004. Available; actively marketing.
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Ocean Lexington                     mid July 2004         available; actively marketing.
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Ocean Saratoga                    early August 2004       available; actively marketing.
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DOMESTIC JACKUPS (11)
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Ocean Crusader                      mid July 2004         available; actively marketing.
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Ocean Drake                         mid July 2004         available; actively marketing.
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Ocean Champion                            -               Reactivation from cold stack. Expected availability mid Aug. 2004.
                                                          Actively marketing.
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Ocean Columbia                      mid July 2004         One option well with Kerr-McGee in mid 30's beginning mid July and ending mid Aug. 2004. Available; actively marketing.
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Ocean Spartan                      early July 2004        One well plus option with LLOG in mid 30's beginning early July and ending early Aug.  2004. Available; actively marketing.
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Ocean Spur                          late July 2004        available; actively marketing.
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Ocean King                          mid July 2004         available; actively marketing.
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Ocean Nugget                              -               available; actively marketing.
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Ocean Summit                        mid Aug. 2004         available; actively marketing.
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Ocean Warwick                       late July 2004        available; actively marketing.
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Ocean Titan                        early July 2004        Two wells plus option with Stone Energy in mid 40's beginning early
                                                          July and ending mid Oct. 2004. Available; actively marketing.
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Ocean Tower                         mid July 2004         Option well declaired with EOG in high 30's beginning mid July and ending mid Sept. 2004.  Available; actively marketing.
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                                       1

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INTERNATIONAL SEMISUBMERSIBLES (17)
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MEXICO
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Ocean Ambassador                    mid Dec. 2007         available.
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Ocean Whittington                  early Oct. 2006        available.
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Ocean Worker                        late July 2007        available.
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Ocean Yorktown                      mid July 2007         available.
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AFRICA
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Ocean Nomad                          mid Sept. 2004        available; actively marketing.
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NORTH SEA
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Ocean Guardian                     late March 2005        available; actively marketing.
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Ocean Princess                      mid July 2004         available; actively marketing.
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Ocean Vanguard                      mid Oct. 2004         LOI for for one well in Norway in low 140's beginning mid Oct. 2004 and ending late Dec. 2004. Available; actively marketing.
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AUSTRALASIA
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Ocean Bounty                        mid July 2004         First option declared with NZOP in New Zealand in low 70's beginning in mid July and ending in mid Aug. 2004. Available; actively marketing.
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Ocean Patriot                                             available; actively marketing.
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Ocean Epoch                         mid Nov. 2004         available; actively marketing.
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Ocean General                      early Nov. 2004        available; actively marketing.
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Ocean Baroness                     early Nov. 2004        available; actively marketing.
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Ocean Rover                         late July 2004        Second well returns to Murphy in late July in upper 110's. First option well declared by Murphy beginning late Aug. in lower 120's, and ending late Sept. 2004. Available; actively marketing.
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                                       2

BRAZIL
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Ocean Yatzy                         mid Oct. 2005         available.
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Ocean Winner                        mid March 2006        available
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Ocean Alliance                     early Sept. 2004       available
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INTERNATIONAL DRILLSHIPS (1)
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Ocean Clipper                      early March 2006       available.
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INTERNATIONAL JACKUPS (2)
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Ocean Sovereign                     mid July 2004         available; actively marketing.
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Ocean Heritage                      late July 2004        One well extension declared in mid 50's beginning late July and ending mid Aug. 2004. Available; actively marketing.
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COLD STACKED (5)
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Ocean Liberator                           -               Cold stacked Nov. '02.
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Ocean Endeavor                            -               Cold stacked March '02.
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Ocean Voyager                             -               Cold stacked March '02.
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Ocean New Era                             -               Cold stacked Dec. '02.
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NOTES:
* Generally, rig utilization rates approach 95-98% during contracted periods;
however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3